 Back to Form 10-Q

Exhibit 10.10

EXECUTION COPY

AMENDMENT NO. 1

Dated as of May 25, 2010

to

CREDIT AGREEMENT

Dated as of May 12, 2010

THIS AMENDMENT NO. 1 (“Amendment”) is made as of May 25, 2010 by and among The WellCare Management Group, Inc. (“WMG”), WellCare Health Plans, Inc. (“Parent” and together with WMG, the “Borrowers”), the financial institutions listed on the signature pages hereof (collectively, the “Lenders”) and JPMorgan Chase Bank, N.A., in its capacity as administrative agent for the Lenders (the “Administrative Agent”), under that certain Credit Agreement dated as of May 12, 2010 by and among the Borrower, the Lenders and the Administrative Agent (as may be further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrower, the Lenders and the Administrative Agent have agreed to make certain amendments to the Credit Agreement;

WHEREAS, the parties hereto have agreed to such amendments on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto have agreed to enter into this Amendment.

1.           Amendments to Credit Agreement.  Effective as of May 12, 2010, the definition of “Applicable Rate” appearing in Section 1.01 of the Credit Agreement is amended to delete the percentage “0.50%” appearing in clause (iii) thereof and to replace such percentage with the percentage “0.25%”.

2.           Conditions of Effectiveness.  The effectiveness of this Amendment is subject to the conditions precedent that the Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrowers, the Lenders and the Administrative Agent and the Consent and Reaffirmation attached hereto duly executed by the Subsidiary Guarantors.

3.           Representations and Warranties of the Borrower.  Each Borrower hereby represents and warrants that this Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of such Borrower enforceable against such Borrower in accordance with their terms except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors rights generally and except as enforceability may

CH1 5321776v.2

be limited by general principle of equity and an implied covenant of good faith.

4.           Reference to and Effect on the Credit Agreement.

(a)           Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b)           Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c)           The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5.           Governing Law.  This Amendment shall be construed in accordance with and governed by the law of the State of New York.

6.           Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7.           Counterparts.  This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

  2

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

WELLCARE HEALTH PLANS, INC., as a Borrower
By /s/Thomas L Tran
Name: Thomas L. Tran
Title: Senior Vice President and Chief Financial Officer
THE WELLCARE MANAGEMENT GROUP, INC., as a Borrower
By /s/Thomas L. Tran
Name: Thomas L. Tran
Title: Treasurer and Chief Financial Officer

Signature Page to Amendment No. 1
WellCare Health Plans, Inc. and The WellCare Management Group, Inc.
Credit Agreement dated as of May 12, 2010

JPMORGAN CHASE BANK, N.A., individually as a Lender and as Administrative Agent
By /s/Nathan Margol
Name: Nathan Margol
Title: Vice President

Signature Page to Amendment No. 1
WellCare Health Plans, Inc. and The WellCare Management Group, Inc.
Credit Agreement dated as of May 12, 2010

CONSENT AND REAFFIRMATION

The undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 1 to the Credit Agreement dated as of May 12, 2010 (the “Credit Agreement”) by and among The WellCare Management Group, Inc. (“WMG”), WellCare Health Plans, Inc. (“Parent” and together with WMG, the “Borrowers”), the financial institutions listed on the signature pages hereof (collectively, the “Lenders”) and JPMorgan Chase Bank, N.A., in its capacity as administrative agent for the Lenders (the “Administrative Agent”), which Amendment No. 1 is dated as of May 25, 2010 (the “Amendment”).  Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement.   Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Credit Agreement (including, but not limited to, the Subsidiary Guaranty) and any other Loan Document executed by it and acknowledges and agrees that such agreements and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed.  All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment.

Dated:  May 25, 2010

[Signature Page Follows]

WCG HEALTH MANAGEMENT, INC. By: /s/Thomas L. Tran Name: Thomas L. Tran Title: Treasurer and Chief Financial Officer	HARMONY BEHAVIORAL HEALTH, INC. By: /s/Thomas L. Tran Name: Thomas L. Tran Title: Treasurer and Chief Financial Officer

HARMONY BEHAVIORAL HEALTH IPA, INC. By: /s/Thomas L. Tran Name: Thomas L. Tran Title: Treasurer and Chief Financial Officer	COMPREHENSIVE HEALTH MANAGEMENT, INC. By: /s/Thomas L. Tran Name: Thomas L. Tran Title: Treasurer and Chief Financial Officer

HARMONY HEALTH SYSTEMS, INC. By: /s/Thomas L. Tran Name: Thomas L. Tran Title: Treasurer and Chief Financial Officer	COMPREHENSIVE HEALTH MANAGEMENT OF FLORIDA, L.C. By: /s/Thomas L. Tran Name: Thomas L. Tran Title: Treasurer and Chief Financial Officer

WELLCARE PHARMACY BENEFITS MANAGEMENT, INC. By: /s/Thomas L. Tran Name: Thomas L. Tran Title: Treasurer and Chief Financial Officer	WELLCARE SPECIALTY PHARMACY, INC. By: /s/Thomas L. Tran Name: Thomas L. Tran Title: Treasurer and Chief Financial Officer

Signature Page to Consent and Reaffirmation to Amendment No. 1
WellCare Health Plans, Inc. and The WellCare Management Group, Inc.
Credit Agreement dated as of May 12, 2010